UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 4, 2016 (September 30, 2016)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6020
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2016, (the "Closing Date") American DG Energy Inc. (the "Company"), closed two transactions that were previously disclosed on a form 8-K filed with the SEC on August 10, 2016. These transactions were a convertible note exchange agreement executed on August 9, 2016 (the "Agreement"), and a share purchase agreement executed on August 9, 2016 ("Share Purchase Agreement").

On August 9, 2016, the Company entered into the Agreement with Trifon and Despina Pantopoulou Natsis, who agreed to exchange a portion of their 6% senior unsecured convertible debenture due 2018 that had an original amount of $10,100,000 (the "Note"). The Note was originally filed in a form 8-K with the SEC on October 6, 2014. In the Agreement Mr. and Mrs. Natsis agreed to exchange an aggregate amount of $4,263,737 in principal and prepaid interest of the Note, for an aggregate amount of 9,700,000 shares of common stock of Eurosite Power Inc. ("Eurosite'), that the Company owns, at $0.001 par value ("Eurosite Common Stock"). The exchange rate used will be $0.40 per share of Eurosite common stock. This transaction was set to close as soon as the Note was distributed from their trust, and they become the true owners of the Note. On the Closing Date, Mr. and Mrs. Natsis were the true owners of the Note and received the consideration stated herein.

Also, as part of the this transaction, the Company, on the Closing Date closed the Share Purchase Agreement with Elias Samaras and Jacques De Saussure to sell them an aggregate of 5,500,000 shares of Eurosite Common Stock at $0.40 per share for an aggregate amount of $2,200,000. Elias Samaras is a member of the Company's Board of Directors. The Company further agrees in the Share Purchase Agreement that the proceeds from the purchase of shares will directly be paid over to Mr. and Mrs. Natsis on the Closing Date to further reduce the amount of the Note. The Share Purchase Agreement also provided that Mr. and Mrs. Natsis cancel and relinquish warrants they hold to buy an aggregate amount of 1,020,000 shares of common stock of Eurosite from the Company.

On the Closing Date, the Company paid over the proceeds from the Share Purchase Agreement to Mr. and Mrs. Natsis, and the Company issued Mr. and Mrs. Natsis an amended Note (the "Amended Noted") to reflect a new debt amount of $3,418,681. Aside from the change in ownership name and the change in amount owed, the terms of the Amended Note are the same as the Note. The Amended Note will mature on May 25, 2018. The interest on the Amended Note was previously prepaid through maturity. At the holder's option the Note may be converted into shares of common stock of the Company at a conversion price of $2.11 per share, that is subject to certain adjustments. If the Company defaults under any of the terms of the Note, the full amount is due.

The foregoing descriptions are qualified in their entirety by reference to the full text of the Note, the Convertible Note Exchange Agreement, and the Share Purchase Agreement attached hereto respectively as Exhibit 4.1, 10.1, and 10.2 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01, Exhibit 4.1, Exhibit 10.1, and Exhibit 10.2 are hereby incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01, Exhibit 4.1, Exhibit 10.1, and Exhibit 10.2 are hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Form of 6% Senior Unsecured Convertible Debenture Due 2018 incorporated by reference form exhibit 4.1 of the SEC form 8-K filed on October 6, 2016.
10.1	Form of Convertible Note Exchange Agreement incorporated by reference from exhibit 10.1 of the SEC form 8-K filed on August 10, 2016.
10.2	Form of Share Purchase Agreement incorporated by reference from exhibit 10.2 of the SEC form 8-K filed on August 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	October 4, 2016	AMERICAN DG ENERGY INC.
By: /s/ Bonnie Brown
Bonnie Brown, Chief Financial Officer